                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  October 29, 1998
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                      NATIONSBANC MONTGOMERY FUNDING CORP.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    333-62301                   56-193-0085
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(State or Other Jurisdiction       (Commission File            (I.R.S. Employer
     of Incorporation)                 Number)               Identification No.)


100 North Tryon Street,  Charlotte, North Carolina                   28255
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code (704) 386-2400
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         (Former Name or Former Address, if Changed Since Last Report: )

Item 5.  Other Events

         On October 29, 1998, NationsBanc Montgomery Funding Corp. (the "Depositor") issued its Mortgage Pass-Through Certificates, Series 1998-3 (the "Certificates"), pursuant to a Pooling and Servicing Agreement, dated as of October 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, NationsBanc Mortgage Corporation ("NMC"), as master servicer, and Norwest Bank Minnesota, National Association, as trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

         The Certificates are backed by certain mortgage loans assigned to the Depositor by NationsBanc Mortgage Capital Corporation ("NMCC") pursuant to (i) the Assignment of Mortgage Loan Sale and Servicing Agreement, dated October 29, 1998, by and among the Depositor, as assignee, NMCC, as assignor, and NMC, as the original seller of the mortgage loans, relating to the Mortgage Loan Sale and Servicing Agreement, dated September 30, 1998, between NMC and NMCC and (ii) the Assignment of Mortgage Loan Sale and Servicing Agreement, dated October 29, 1998, by and among the Depositor, as assignee, NMCC, as assignor, and NMC, as the original seller of the mortgage loans, relating to the Mortgage Loan Sale and Servicing Agreement, dated October 23, 1998, between NMC and NMCC (collectively, the "Assignments"). The Assignments are annexed hereto as Exhibit
99.2 and Exhibit 99.3.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 Pooling and Servicing Agreement, dated as of October 1, 1998, by and among the Depositor, NMC, and the Trustee.

         99.2 Assignment of Mortgage Loan Sale and Servicing Agreement, dated October 29, 1998, by and among the Depositor, NMCC and NMC relating to the Mortgage Loan Sale and Servicing Agreement, dated September 30, 1998, between NMC and NMCC.

         99.3 Assignment of Mortgage Loan Sale and Servicing Agreement, dated October 29, 1998, by and among the Depositor, NMCC and NMC relating to the Mortgage Loan Sale and Servicing Agreement, dated October 23, 1998, between NMC and NMCC.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NATIONSBANC MONTGOMERY
                                                    FUNDING CORP.


                                                  By: \s\ Robert J. Perret
                                                      --------------------------
                                                  Name: Robert J. Perret
Date:  October 29, 1998                           Title: Senior Vice President

                                  Exhibit Index


Exhibit                                                                  Page
-------                                                                  ----

99.1.    Pooling and Servicing Agreement (without Exhibits)                 5

99.2     Assignment of Mortgage Loan Sale and Servicing                   111
         Agreement relating to the Mortgage Loan Sale and Servicing Agreement, dated September 30, 1998
         (without Exhibits)

99.3     Assignment of Mortgage Loan Sale and Servicing                   118
         Agreement relating to the Mortgage Loan Sale and Servicing Agreement, dated October 23, 1998
         (without Exhibits)